UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A
                               Amendment Number 2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 October 3, 2005
                Date of Report (Date of earliest event reported)

                        FIRST CAPITAL INTERNATIONAL, INC.
                 (Name of small business issuer in its charter)

                  DELAWARE                             76-0582435
      (State or other jurisdiction of       (IRS Employer Identification No.)
       incorporation or organization)


                 5120 WOODWAY, SUITE 9000, HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713)  629-4866
                           (Issuer's telephone number)



================================================================================

ITEM 4.01 Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

Previous  Independent  Accountants
----------------------------------

On October 5, 2005, our Chief Executive Officer received formal notice that our independent auditors, Ham, Langston & Brezina, L.L.P., had made the decision to resign as our independent accountants effective October 3, 2005. On October 10, 2005, the Board of Directors voted unanimously to accept the resignation.

The audit report of Ham, Langston & Brezina, L.L.P. for the past two fiscal years contained no adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. Ham, Langston & Brezina, L.L.P. did modify its opinion to state that substantial doubt exists concerning the registrant's ability to continue as a going concern.

For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ham, Langston & Brezina, L.L.P., would have caused them to make reference thereto in there report on the financial statements.

During the two most recent fiscal years and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

We have provided Ham, Langston & Brezina a copy of the disclosure made in response to this Item 4.01 and have requested that Ham, Langston & Brezina provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Ham, Langston & Brezina has provided the letter attached hereto as Exhibit 16.1.

New  Independent  Accountants
-----------------------------

On October 10, 2005, the Board of Directors unanimously voted to engage McConnell & Jones, LLP, as our new independent accountants.

During the two most recent fiscal years and the interim period to October 10, 2005, the Registrant has not consulted with McConnell & Jones, LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that the Registrant concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) or Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

     Exhibit 16.1 Letter from Ham, Langston & Brezina, LLP dated November 11, 2005.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST CAPITAL INTERNATIONAL, INC.
Date:  November 11, 2005
                                         By: /s/ Alex Genin
                                            ----------------------------------
                                            Alex Genin
                                            Chief Executive Officer and Director